MANAGEMENT TECHNOLOGIES, INC.
                                630 THIRD AVENUE
                            NEW YORK, NEW YORK 10017



                                   February 28, 1996


Israel Trading Fund Ltd.
50 Broad Street
New York, N.Y.  10017

Gentlemen:

          This letter hereby amends that certain agreement dated December 15, 1995 between us (the `Agreement'') as follows:

     1. Paragraph 5 is hereby amended to increase the amount of Series C Debentures from $1,500,000 to $3,050,000, and wherever said amount is mentioned in the Agreement it is hereby amended to read $3,050,000. Paragraph 5 is also amended to decrease the conversion price form the lower of $1.04 or 62.5% of the average of the closing bid price of the Shares for the 5 consecutive days prior to the date of conversion, to the lower of $0.85 or 62.5% of the average of the closing bid price of the Shares for the 5 consecutive days prior to the date of conversion.

I.        2.   Other that as set forth above, all other terms of the Agreement shall remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement this 28th day of February, 1996.
                              MANAGEMENT TECHNOLOGIES, INC.

                                        /s/ Paul Ekon
                                   By:  Paul Ekon
                                        Chief Executive Officer
Agreed To and Accepted By:

SELECT CAPITAL ADVISORS, INC.


By:

ISRAEL TRADING FUND LTD.
By